UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 30, 2007

SHERMEN WSC ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-52642	20-4755936
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o The Shermen Group, 1251 Avenue of the Americas,
Suite 900, New York, NY	10020
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 300-0020

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On May 30, 2007, Shermen WSC Acquisition Corp. (the “Company”) closed its initial public offering (“IPO”) of 23,000,000 units (“Units”). Each Unit consists of one share of the Company’s common stock, $0.0001 par value per share (“Common Stock”), and two warrants (“Warrants”), each to purchase one share of Common Stock at $5.00 per share. The Units were sold at an offering price of $6.00 per Unit, generating gross proceeds of $138,000,000 and net proceeds of approximately $133,817,900 after deducting underwriting discounts and offering expenses, excluding $5,520,000 of underwriting discounts not payable unless and until the Company completes an acquisition.

Concurrently with the consummation of the IPO, the Company consummated a private sale (the “Private Sale”) of 5,214,286 warrants (the “Founder Warrants”) at a purchase price of $0.70 per Founder Warrant, generating total proceeds of $3,650,000.20. The Founder Warrants were purchased by certain directors and officers of the Company through Shermen WSC Holding LLC whose managing member is Shermen Capital Partners, LLC, an entity controlled by Francis P. Jenkins, Jr., the chairman and chief executive officer of the Company. The Founder Warrants are identical to the Warrants except that (i) if the Company calls the Warrants for redemption, the Founder Warrants will be exercisable on a cashless basis; (ii) the Founder Warrants will not be transferable or salable by Shermen WSC Holding LLC or such directors or officers or their respective affiliates until after the Company has completed its initial business combination, except Sherman WSC Holding LLC may distribute them to its members; and (iii) the holders of the Founder Warrants and the Common Stock underlying such Founder Warrants are entitled to registration rights with respect to such securities under an agreement signed on May 30, 2007.  Immediately after the purchase of the Founder Warrants, Shermen WSC Holding LLC distributed them to its members.

The financial statements as of May 30, 2007 reflecting receipt of the proceeds upon consummation of the IPO and the Private Sale have been audited by Rothstein, Kass & Company, P.C., and are included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(c)           Exhibits:

Exhibit 99.1  Audited Financial Statements

Exhibit 99.2  Press Release dated May 30, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 5, 2007	SHERMEN WSC ACQUISITION CORP.

	By:	/s/ Francis P. Jenkins, Jr.
Name: Francis P. Jenkins, Jr.
Title: Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Audited Financial Statements
99.2	Press Release